[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(v)

AMENDMENT NO. 6

to

A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S.

and

Frontier Airlines, Inc.

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Amendment No. 6

This Amendment No. 6 (this “Amendment”) is entered into as of July 1, 2019, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to convert certain A320 Aircraft into A321 Aircraft;

WHEREAS, the Buyer and the Seller wish to change the scheduled delivery months of certain Aircraft;

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as provided herein;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

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1.	SALE AND PURCHASE

1.1	Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of two hundred fourteen (214) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, eighty-five (85) A320 Incremental Aircraft and forty-nine (49) A321 Incremental Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.

[***] the A320 Incremental Aircraft identified in Clause 9.1 of the Agreement [***] as Aircraft Ranks 81, 83, 84, 87, 88, 92, 93, 94, 98, 99, 100, 104,105, 111, and 118 and such Aircraft are hereby converted from A320 Incremental Aircraft to A321 Incremental Aircraft.”

2.	DELIVERY

2.1	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Attachment I.

3.	PROPULSION SYSTEMS – INCREMENTAL AIRCRAFT

Clause 2.3.3 of the Agreement is hereby amended by replacing [***] with [***]

4.	PREDELIVERY PAYMENTS

4.1	[***]

4.2	Clause 5.3.3(o) of the Agreement is hereby amended by deleting and replacing the Predelivery Payment schedule therein with the following:

QUOTE

Payment Date	Percentage of applicable Predelivery Payment Reference Price

[***]	[***]

Payment Date	Percentage of applicable Predelivery Payment Reference Price

[***]	[***]

[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

UNQUOTE

4.3	[***] as of the date hereof, Clause 5.3.3(b) of the Agreement shall be amended to add the following at the end thereof:

QUOTE

[***] as of the date of Amendment No. 6 to this Agreement, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

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UNQUOTE

4.4	[***] as of the date hereof, Clause 5.3.3(o) of the Agreement shall be amended to add the following at the end thereof:

QUOTE

[***] as of the date of Amendment No. 6 to this Agreement, the Predelivery Payment schedule [***]:

Payment Date	Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

UNQUOTE

4.5	Predelivery Payments paid by the Buyer [***] in respect of [***], as of the date hereof, [***]

4.6	[***]

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5.	MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 22.6, 22.11 and 21 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Benoît de Saint-Exupéry
Name: Benoît de Saint-Exupéry
Title: Senior Vice President, Contracts

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

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Attachment I to Amendment No. 6

Delivery Schedule Table*

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